SCHEDULE 14A
                     INFORMATION REQUIRED IN PROXY STATEMENT

                            SCHEDULE 14A INFORMATION

                    Proxy Statement Pursuant to Section 14(a)
                     of the Securities Exchange Act of 1934

                                 (Amendment No.)


Filed by the Registrant                       [X]
Filed by a party other than the Registrant    [ ]
Check the appropriate box:
   [ ]   Preliminary Proxy Statement
   [ ] Confidential, for Use of the Commission Only (as permitted by Rule 14a-6(e)(2))
   [X]   Definitive Proxy Statement
   [ ]   Definitive Additional Materials
   [ ]   Soliciting Material Pursuant to Rule 14a-11(c) or Rule 14a-12

                         MERCHANTS BANCSHARES, INC.
  ---------------------------------------------------------------------------
              (Name of Registrant as Specified in Its Charter)


  ---------------------------------------------------------------------------
   (Name of Person(s) Filing Proxy Statement, if other than the Registrant)


   Payment of Filing Fee (Check the appropriate box):
   [X]   No fee required
   [ ]   Fee computed on table below per Exchange Act Rules 14a-6(i)(1) and
         0-11.
         (1)   Title of each class of securities to which transaction applies:

               ---------------------------------------------------------------
         (2)   Aggregate number of securities to which transaction applies:

               ---------------------------------------------------------------
         (3) Per unit price or other underlying value of transaction computed pursuant to Exchange Act Rule 0-11 (Set forth the amount on which the filing fee is calculated and state how it was determined):

               ---------------------------------------------------------------
         (4)   Proposed maximum aggregate value of transaction:

               ---------------------------------------------------------------
         (5)   Total fee paid:

               ---------------------------------------------------------------
   [ ]   Fee paid previously with preliminary materials.
   [ ]   Check box if any part of the fee is offset as provided by Exchange Act
Rule 0-11(a)(2) and identify the filing for which the offsetting fee was paid previously. Identify the previous filing by registration statement number, or the Form or Schedule and the date of its filing.
         (1)   Amount previously paid:

               ---------------------------------------------------------------
         (2)   Form, Schedule or Registration Statement No.:

               ---------------------------------------------------------------
         (3)   Filing party:

               ---------------------------------------------------------------
         (4)   Date Filed:

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


                         MERCHANTS BANCSHARES, INC.

                              275 Kennedy Drive
                       South Burlington, Vermont 05403
                               (802) 658-3400

                  NOTICE OF ANNUAL MEETING OF SHAREHOLDERS
                        To Be Held on April 29, 2003

      Notice is hereby given that the Annual Meeting of Shareholders of Merchants Bancshares, Inc., ("Merchants") a Delaware corporation, will be held at the Clarion Hotel & Conference Center, 1117 Williston Road, South Burlington, Vermont, on Tuesday, April 29, 2003, at 10 a.m. for the following purposes:

      1. To elect four directors of Merchants, three of whom will serve for a three-year term, and one of whom will serve for a two-year term.

      2. To transact any other business which may properly come before the meeting or any adjournment of the meeting.

      The close of business on March 13, 2003, has been fixed as the record date for determination of shareholders entitled to notice of, and to vote at, the annual meeting. Merchants' By-laws require that the holders of a majority in interest of all stock issued, outstanding and entitled to vote be present in person or represented by proxy at the annual meeting in order to constitute a quorum for the transaction of business.

                             By order of the Board of Directors,


                         /s/ Raymond C. Pecor, Jr.  /s/ Joseph L. Boutin

                             Raymond C. Pecor, Jr.      Joseph L. Boutin
                             Chairman of the            President and
                             Board of Directors         Chief Executive Officer


Burlington, Vermont
March 25, 2003

                               PROXY STATEMENT
                         MERCHANTS BANCSHARES, INC.
                              275 Kennedy Drive
                       South Burlington, Vermont 05403

                       ANNUAL MEETING OF SHAREHOLDERS
                               April 29, 2003

                             GENERAL INFORMATION

      This Proxy Statement is furnished in connection with the solicitation of proxies to be used at the annual meeting of shareholders of Merchants Bancshares, Inc., to be held on April 29, 2003, and at any adjournments of the meeting. Merchants' Board of Directors has fixed March 13, 2003, as the record date for determining those shareholders of Merchants entitled to receive notice of, and to vote at, the annual meeting. Only shareholders of record at the close of business on March 13, 2003, will be entitled to vote at the annual meeting. This Proxy Statement and the accompanying proxy card are first being mailed or given to holders of our common stock, par value $0.01 per share (the "Common Stock"), on or about
March 25, 2003.

      Proxies in the form enclosed are solicited by our Board of Directors. Any proxy, if received in time for voting and not revoked, will be voted at the annual meeting in accordance with the instructions of the shareholder on the proxy card. If no instructions are given on the proxy card, the proxy will be voted FOR the election, as directors, of the nominees named in this proxy statement and upon such other business as may come before the meeting in the appointed proxies' discretion. At present, management knows of no additional matters to be presented at the annual meeting, but if other matters are presented, the persons named in the proxy card and acting under the proxy card will vote or refrain from voting in accordance with their best judgment pursuant to the discretionary authority conferred by the proxy.

      A proxy may be revoked at any time prior to its exercise-

      (i) by submitting a written notice, addressed to Rosemary Scorse, Secretary of Merchants, at our principal administrative office, revoking that proxy, or

      (ii)  in open meeting prior to the taking of a vote.

      Any shareholder entitled to vote at the annual meeting may attend the annual meeting and vote in person on any matter presented for a vote to our shareholders at the annual meeting, whether or not that shareholder has previously given a proxy.

      Solicitation of proxies will be made initially by mail. Proxies may also be solicited personally, by telephone or by facsimile transmission by the directors, officers and other employees of Merchants or of our principal subsidiary, Merchants Bank. We will bear all costs and expenses incurred in connection with this solicitation, including the cost of printing and mailing these proxy materials and the expenses, charges and fees of brokers, custodians, nominees and other fiduciaries who, at the request of our management, mail material to, or otherwise communicate with, the beneficial owners of the shares of the Common Stock held of record by those brokers, custodians, nominees or other fiduciaries.

      Written notice of the results of the voting at the annual meeting or adjournments of the meeting will not be mailed to shareholders, but will be available upon request, without charge. We maintain our principal administrative offices at 275 Kennedy Drive, South Burlington, Vermont 05403, and our telephone number is (802) 658-3400.

      As of March 13, 2003, the record date for the annual meeting, there were 6,185,996 shares of Common Stock outstanding, all of which will be entitled to vote at the annual meeting. Fractional shares will not be entitled to be voted, but each full share of Common Stock entitles the holder of that share to one vote on all matters properly brought before the annual meeting. At present, the Common Stock is the only class of Merchants capital stock that is issued and outstanding.

      The following table provides information regarding persons or organizations believed by us to be the beneficial owners of more than five percent (5.00%) of the outstanding shares of Common Stock as of March 13, 2003, the record date for the annual meeting.


                                             Amount and Nature
              Name of Beneficial               of Beneficial       Percent of      Notes of
                     Owner                     Ownership(1)          Class        Explanation
      ---------------------------------------------------------------------------------------

      General Educational Fund, Inc.              630,585            10.2%            (2)

      Merchants Bank 401(k) Employee
       Stock Ownership Plan                       539,898             8.7%            (3)

      Charles A. Davis                            416,915             6.7%            (4)

      Wellington Management Company, LLP          347,500             5.6%            (5)

--------------------
<F1>  In accordance with Rule 13d-3 under the Securities Exchange Act of
      1934, shares of Common Stock are shown as beneficially owned if the person named in the table has or shares the power to vote or to direct the voting of, or the power to dispose or to direct the disposition of, those shares. Inclusion of shares in the table does not necessarily mean that the persons named have any economic or voting interest in shares set opposite their respective names.
<F2>  The General Educational Fund, Inc., located at 275 Kennedy Drive,
      South Burlington, Vermont, was established in perpetuity in 1918 for the purpose of providing financial assistance to full-time students attending institutions of higher education. The Board of Trustees of the fund consists of the following individuals, who also serve Merchants and/or Merchants Bank in the capacities as indicated:
      Joseph L. Boutin, President, Chief Executive Officer and a Director of Merchants and Merchants Bank, Michael R. Tuttle, Executive Vice President of Merchants Bank and Geoffrey R. Hesslink, a Vice President of Merchants Bank. The number of shares indicated above does not include shares of Common Stock owned by these Trustees individually. See "Security Ownership of Certain Beneficial Owners and Management " for this information.
<F3>  Information has been obtained from a Schedule 13G, dated February 4,
      2003, filed by Merchants Bank's 401(k) Employee Stock Ownership Plan with the Securities and Exchange Commission. While participants in the 401(k) Employee Stock Ownership Plan have the right to designate how shares allocated to their respective accounts are to be voted, the Plan Administration Committee of the plan is authorized to vote the shares for which no designation is made by participants. Certain officers of Merchants and Merchants Bank are members of the Plan Administration Committee.
<F4>  Includes (i) 7,698 shares held in trust for Mr. Davis' two minor sons; (ii) 1,961 shares held directly by Mr. Davis' two minor sons;
      (iii) 15,787 shares held by Mr. Davis as trustee of the Charles and Marna Davis Foundation and (iv) 14,664 shares owned by Mr. Davis' wife, Marna Davis.
<F5>  Information has been obtained from a Schedule 13G, dated February 13,
      2003, filed by Wellington Management Fund LLP with the Securities and Exchange Commission.

                            ELECTION OF DIRECTORS
                             (Proposal Number 1)

      Our By-laws stipulate that the business and affairs of Merchants are to be managed by a Board of Directors, which is to consist of not less than nine nor more than twenty-one individuals divided into three classes as nearly equal in size as possible.

      At a meeting held on February 20, 2003, Merchants' Board of directors unanimously voted to fix the number of directors at nine, and to introduce for adoption at the annual meeting the following resolution:

RESOLVED:   That Joseph L. Boutin, Peter A. Bouyea and Charles A. Davis be
            re-elected to serve as Class I directors of Merchants
            Bancshares, Inc., each for a three-year term expiring on the date of the annual meeting of shareholders in 2006, and until their successors are duly elected and qualified in accordance with the By-laws of Merchants.

RESOLVED:   That Lorilee A. Lawton be elected to serve as Class III
            director of Merchants Bancshares, Inc., for a two-year term expiring on the date of the annual meeting of shareholders in 2005, and until her successor is duly elected and qualified in accordance with the By-laws of Merchants.

Nominees for Directors of Merchants

      The following table sets forth the names and addresses of the four nominees for election to our Board, their principal occupations, ages and periods of service as our directors. Information regarding their ownership of shares of Common Stock as of March 13, 2003, the record date of the annual meeting, may be found at "Security Ownership of Certain Beneficial Owners and Management". The Class I Nominees have been nominated for a three-year term expiring on the date of our annual meeting of shareholders in 2006. The Class III Nominee has been nominated for a two-year term expiring on the date of our annual meeting of shareholders in 2005.


                                                  Principal                  Director of
Class           Name            Age               Occupation               Merchants Since
------------------------------------------------------------------------------------------

  I       Joseph L. Boutin      55      President & CEO                         1994
                                        Merchants and Merchants Bank
                                        Burlington, VT

  I       Peter A. Bouyea       55      Consultant to baking industry           1994
                                        South Burlington, VT

  I       Charles A. Davis      53      President and CEO                       1985
                                        MMC Capital Inc.
                                        Greenwich, CT

 III      Lorilee A. Lawton      55     Co-owner and Treasurer                   N/A
                                        Firetech Sprinkler Corporation
                                        Colchester, VT

Joseph L. Boutin is currently President and Chief Executive Officer of Merchants and Merchants Bank. He was appointed by the Board of Directors as a director of Merchants and Merchants Bank in 1994. He was formerly associated with the Howard Bank, a subsidiary of Banknorth Group, Inc., for 25 years and had served as President of the Howard Bank from 1989 until 1994. Mr. Boutin is currently a director of the Vermont Student Assistance Corporation, a trustee of Saint Michael's College, a trustee of Vermont Public Radio and a member and former Chairman of the Communications Council of the American Bankers Association.

Charles A. Davis has served as a director of Merchants since 1985. Since 1999 he has been Vice Chairman of Marsh & McLennan Companies, Inc., and has served as President and CEO of MMC Capital Inc. Mr. Davis was previously a senior director and limited partner at Goldman Sachs. Mr. Davis is a director of Media General, Inc. and Progressive Corporation. He is a trustee of the University of Vermont.

Peter A. Bouyea has served as a director of Merchants and Merchants Bank since 1994. Mr. Bouyea has been a consultant to the baking industry since December 1994. Prior to that time, he was President of Bouyea-Fassetts, Inc., a wholly owned indirect subsidiary of Phillip Morris, Inc.

Lorilee A. Lawton who is not currently a director of Merchants, has served as a director of Merchants Bank since 1995. Ms.Lawton is the co-owner and Treasurer of Firetech Sprinkler Corporation, a contractor specializing in the design, fabrication and installation of fire sprinkler systems, located in Colchester, Vermont.

      If, at the time of the annual meeting, any of the nominees should be unable to serve or should decline to serve, the discretionary authority provided in the proxies may be exercised to vote for a substitute or substitutes, who would be designated by our Board of Directors, and would be elected to the same class or classes as the nominees for whom they are substituted. Neither our By-laws nor any applicable law restrict the nomination of other individuals to serve as directors, and any shareholder present at the annual meeting may nominate another candidate. Unless authority to do so has been withheld or limited in the proxy, it is the intention of the persons named in the proxy to vote the shares represented by the proxy against any other candidates.

      An affirmative vote of a majority of the shares of Common Stock represented in person or by proxy at the annual meeting is necessary for the election of the individuals named above. There is no cumulative voting in elections of directors of Merchants. Unless otherwise specified, proxies will be voted in favor of the four nominees described above.

      The Merchants Board of Directors recommends that shareholders vote "FOR" the election of each of Joseph L. Boutin, Peter A. Bouyea and Charles
A. Davis for a three-year term, and "FOR" the election of Lorilee A. Lawton for a two-year term.

Continuing Directors

      The following table sets forth certain information about those directors whose terms of office do not expire at the annual meeting and who consequently are not nominees for re-election at the annual meeting.


                                                                                                     Term of
                                                                                 Director of       Office Will
Class              Name              Age         Principal Occupation          Merchants Since       Expire
--------------------------------------------------------------------------------------------------------------

 II       Raymond C. Pecor, Jr.      63      Chairman                               1984              2004
                                             Lake Champlain Transportation
                                             Company
                                             Burlington, VT

 II       Patrick S. Robins          64      Chairman                               1984              2004
                                             Symquest Group, Inc.
                                             South Burlington, VT

 II       Jeffrey L. Davis           50      President
                                             J.L. Davis, Inc.                       1993              2004
                                             Burlington, VT

 III      Michael G. Furlong         52      Attorney,                              1991              2005
                                             Sheehey Furlong & Behm P.C.
                                             Burlington, VT

 III      Robert A. Skiff, Ph.D.     61      Headmaster
                                             Vermont Commons School                 1984              2005
                                             Burlington, VT

Each of these directors has been employed during the past five years in his respective position.

Merchants Bank Directors

      All of the above-named directors, except Charles A. Davis, are also directors of Merchants Bank. In addition to the above-named directors, Carole A. Ziter is a director of Merchants Bank. Ms. Ziter, who is 60 years old, is President of Sweet Energy, a mail order food company, located in Burlington, Vermont. Shareholders will not be voting on directors of Merchants Bank at the annual meeting.

Other Information About the Board and its Committees

Attendance of Directors

      During 2002 four meetings of the Merchants Board of Directors were held. Charles A. Davis attended one meeting, which was less than seventy-five percent of these meetings.

Compensation of Directors

      During 2002, Merchants' directors, who were not also officers of Merchants or Merchants Bank, received a $4,000 annual retainer, paid in $1,000 quarterly installments. Committee members were paid $250 for each committee meeting attended, unless the Committee meeting was held simultaneously with a regular meeting of the Merchants board, in which case the fee applicable to committee meeting attendance was $125. Directors who served as chairpersons on a committee received $1,000, paid in quarterly installments. In addition, directors received an attendance fee for every meeting attended of $500, unless a Merchants board meeting was held simultaneously with a regular meeting of the Merchants Bank board in which case they were paid $250.

      During 2002, all Merchants Bank directors, who were not also officers of Merchants Bank, were paid an $8,000 annual retainer, paid in $2,000 quarterly installments, plus $500 for each Merchants Bank board meeting attended. The chairperson of Merchants Bank's Board of Directors received a $5,000 annual retainer paid in quarterly installments. Directors who served as chairpersons on a committee received $1,000 paid in quarterly installments. Committee members were paid $250 for each committee meeting attended, unless the committee meeting was held simultaneously with a regular meeting of the Merchants Bank Board of Directors, in which case the fee applicable to committee meeting attendance was $125.

      In 1997, the Merchants Board of Directors and shareholders voted to adopt the Merchants Bancshares, Inc. 1996 Compensation Plan for Non-Employee Directors. The plan permits non-employee directors of both Merchants and Merchants Bank to defer receipt of their annual retainer and meeting fees by receiving those fees in the form of restricted shares of Common Stock. If a participating director elects to have all or a specified percentage of his or her compensation for a given year deferred in shares of Common Stock, that director is credited with a number of shares of Common Stock equal in value to up to 125% of the amount deferred. The additional 25% in value represents a "risk premium", which takes into account that director's commitment to the value of Common Stock over the deferral period, as well as the risk of forfeiture under certain circumstances.

Committees of the Boards of Directors

      The Merchants Board of Directors has designated the following committees, all of which also serve as the committees of the Merchants Bank board: an Audit Committee, a Compensation Committee, and a Shareholder Value Committee, each of whose composition and objectives are as described below. The Merchants board continues to review its committees and the independence and qualifications of its current committee members in light of changes required to be adopted in the future under the Sarbanes-Oxley Act and changes proposed by the Securities and Exchange Commission and the NASDAQ Stock Market.

Audit Committee:

      The primary function of the Audit Committee as delegated by the Board of Directors is to promote quality and reliable financial reporting and adequate and effective internal controls for Merchants and its subsidiaries, including Merchants Bank and its subsidiary Merchants Trust Company. It promotes the adequacy, independence and objectivity of the internal and external audit and loan review functions and the effective identification and management of risks throughout the organization.

      The Audit Committee currently consists of four members: Peter A. Bouyea, Chair, Jeffrey L. Davis, Lorilee A. Lawton and Patrick S. Robins. Each member of the Audit Committee is an "independent" director as currently defined in Rule 4200(a)(15) of the National Association of Securities Dealers' listing standards.

      The Audit Committee meets with our auditors and principal financial personnel to review quarterly financial results and the results of the annual audit. The Audit Committee also reviews the scope of, and establishes fees for, audit and nonpublic-audit services performed by our independent accountants, reviews the independence of our independent accountants and the adequacy and effectiveness of our internal accounting controls. The Audit Committee held four meetings in fiscal year 2002.

Compensation Committee:

      The Compensation Committee is responsible for reviewing and making recommendations regarding the compensation of our directors, officers and employees, including salaries, bonuses, commissions, benefit plans, the grant of options and other forms of, or matters relating to, compensation.

      The Compensation Committee consists of the following individuals:
Robert A. Skiff, Chair, Peter A. Bouyea and Michael G. Furlong. No member of the Committee is an employee of Merchants or any of its subsidiaries. During 2002, three meetings of the Compensation Committee were held.

Shareholder Value Committee:

      The function of the Shareholder Value Committee is to consider and make recommendations to the Merchants board of directors on proposals that effect the value of shareholders' investment in Common Stock.

      The Shareholder Value Committee consists of the following individuals: Raymond C. Pecor, Jr., Chair, Peter A. Bouyea, Charles A. Davis, Michael G. Furlong and Joseph L. Boutin. During 2002, two meetings of the Shareholder Value Committee were held.

Compensation of Principal Officers

      Compensation of principal officers is paid by Merchants Bank. The following table sets forth aggregate compensation paid by Merchants Bank over the past three calendar years to the most highly compensated principal officers of Merchants Bank whose salary and bonus for 2002 exceeded $100,000 ("Named Principal Officers").

                         Summary Compensation Table


                                                                         Long-Term Compensation
                                                                         ----------------------
                                                                           Awards       Payouts
                                                                         ----------------------
                                          Annual Compensation            Securities                     All
      Name and Principal           ---------------------------------     Underlying      LTIP          Other
           Position                Year      Salary         Bonus         Options       Payouts     Compensation
----------------------------------------------------------------------------------------------------------------

Joseph L. Boutin                   2002     $199,992     $      -(1)           0           0        $14,400(2)
President, CEO and Director of     2001     $199,992     $137,100              0           0        $14,400(2)
Merchants and Merchants Bank       2000     $199,992     $ 65,997              0           0        $14,400(2)

Michael R. Tuttle                  2002     $140,005     $      -(1)           0           0        $14,400(2)
Executive Vice-President of        2001     $140,005     $ 95,970              0           0        $14,400(2)
Merchants Bank                     2000     $140,005     $ 46,202              0           0        $14,400(2)

Thomas R. Havers                   2002     $114,907     $      -(1)           0           0        $13,168(2)
Senior Vice-President of           2001     $110,011     $ 75,405              0           0        $13,168(2)
Merchants Bank                     2000     $110,011     $ 36,304          6,816           0        $14,400(2)

Thomas S. Leavitt                  2002     $114,811     $      -(1)           0           0        $13,414(2)
Senior Vice-President of           2001     $105,019     $ 34,232              0           0        $14,400(2)
Merchants Bank                     2000     $105,019     $ 56,747              0           0        $14,272(2)

Janet P. Spitler                   2002     $109,819     $      -(1)           0           0        $14,400(2)
Chief Financial Officer and        2001     $100,006     $ 68,550              0           0        $11,656(2)
Treasurer of Merchants and         2000     $ 90,002     $ 29,701            209           0        $12,707(2)
Merchants Bank

--------------------
<F1>  Bonuses applicable to 2002 performance will be determined and paid to
      Messrs. Boutin, Tuttle, Havers, Leavitt and Ms. Spitler in April 2003. Bonuses applicable to 2001 performance were determined and paid in 2002.
<F2>  Represents contributions made by Merchants Bank on behalf of the
      Named Principal Officer to the Merchants Bank 401(k) Plan.

Option Grants in Last Fiscal Year

      There were no stock options granted to the Named Principal Officers in 2002.

Aggregated Option Exercises in Last Fiscal Year and Fiscal Year-End Option
Values

      The following table shows stock option exercises by the Named Principal Officers, including the aggregate value realized upon such exercise. "Value realized upon exercise" represents the excess of the closing price of Common Stock on the date of exercise over the exercise price. In addition, this table includes the number of shares remaining unexercised underlying both "exercisable" (i.e., vested) and "unexercisable" (i.e., unvested) stock options as of December 31, 2002. Also, reported are the values of "in-the-money" options, which represent the positive spread between the exercise price of any such existing stock options and the year-end price of Common Stock of $22.54.


                                                    Number of Securities
                                                         Underlying                   Value of Unexercised
                       Shares                        Unexercised Options              In-The-Money Options
                      Acquired                       At Fiscal Year-End                At Fiscal Year-End
                         On         Value       -----------------------------     -----------------------------
      Name            Exercise     Realized     Exercisable     Unexercisable     Exercisable     Unexercisable
---------------------------------------------------------------------------------------------------------------

Joseph L. Boutin       6,500       $ 77,755       115,716             0            $648,019            $0
Michael R. Tuttle      4,500       $ 78,809        75,777             0            $421,591            $0
Thomas R. Havers       7,500       $ 99,997        39,555             0            $172,396            $0
Thomas S. Leavitt      7,500       $113,175        32,739             0            $124,411            $0
Janet P. Spitler           -              -        21,959             0            $ 82,739            $0

Retirement Benefits


                                  Pension Plan Table
      Estimated Annual Retirement Benefit for Specified Years of Credited Service
      ---------------------------------------------------------------------------
      Annual Compensation               20             30             40
      ---------------------------------------------------------------------------

           $ 50,000                   $15,456        $23,184        $25,684
           $ 75,000                   $25,336        $38,004        $41,754
           $100,000                   $35,336        $53,004        $58,004
           $125,000                   $45,336        $68,004        $74,254
           $150,000                   $55,336        $83,004        $90,504
           $175,000                   $55,336        $83,004        $90,504
           $200,000                   $55,336        $83,004        $90,504
           $225,000                   $55,336        $83,004        $90,504
           $250,000                   $55,336        $83,004        $90,504
           $275,000                   $55,336        $83,004        $90,504
           $300,000                   $55,336        $83,004        $90,504
           $325,000                   $55,336        $83,004        $90,504

      The above table shows the estimated annual retirement benefits payable upon retirement to persons in a specified compensation and years of credited service classification. The assumptions are that these persons retire at age 65 during 2002, that each person's final average compensation is equal to his or her annual compensation, provided that, if annual compensation exceeds $150,000, for illustration purposes, the final average compensation has been set equal to $150,000, and that they elect a straight life annuity form of payment. Prior to January 1995 the Company maintained a noncontributory defined benefit plan covering all eligible employees. During 1995 the plan was curtailed. Accordingly, all accrued benefits were fully vested and no additional years of service or age will be accrued. The retirement benefits listed in the table take into consideration the Social Security offset amount which is based on the law in effect on January

1, 1994 and assumes an employee earned the annual compensation listed on the table for the calendar year 1994. The maximum annual benefit limitations as set forth in the plan and under Section 415 of the Internal Revenue Service Code have also been accounted for in the table.

      Mr. Havers is the only Named Principal Officer entitled to a benefit under the plan. For purposes of this table, Mr. Havers had 28 years of benefit service with Merchants Bank as of December 31, 2002.

Executive Officers

      The names and ages of our Executive Officers and each Executive Officer's position are listed below.


                                                 Positions and Officers with the
      Name            Age                            Company and/or the Bank
----------------------------------------------------------------------------------------------------

Joseph L. Boutin      55      President and Chief Executive Officer of Merchants and Merchants Bank
Michael R. Tuttle     47      Executive Vice President and Chief Operating Officer of Merchants Bank
Thomas R. Havers      53      Senior Vice President of Merchants Bank, Operating and Administrative
                               Division Manager
Thomas S. Leavitt     44      Senior Vice President of Merchants Bank, Sales Division Manager
Janet P. Spitler      43      Treasurer and Chief Financial Officer of Merchants and Merchants Bank
Zoe P. Erdman         46      Senior Vice President of Merchants Bank, Credit Division Manager

      Mr. Tuttle has been employed by Merchants Bank as Executive Vice President since February 1995. In August 1997, Mr. Tuttle became Chief Operating Officer. Mr. Havers has been employed by Merchants Bank since 1971. Mr. Havers has been Senior Vice President since 1990. Mr. Leavitt has been employed by Merchants Bank as Senior Vice President since February 1996. Ms. Spitler has been employed by Merchants Bank since 1990. Ms. Spitler became Treasurer of Merchants and Merchants Bank in 1996. In August 1997, she became Chief Financial Officer of Merchants Bank. Ms. Erdman has been employed by Merchants Bank as Senior Vice President since October 1997. Except as indicated above, each executive officer has been employed during the past five years in his or her respective position.

Report of the Compensation Committee Report(1)

      The Compensation Committee represents both Merchants and Merchants Bank and consists of three directors who are not officers or employees of Merchants or Merchants Bank: Robert A. Skiff, Chair, Peter A. Bouyea and Michael G. Furlong.

      The Compensation Committee's primary responsibilities are to provide independent review and oversight and promote corporate accountability for executive compensation, adopt performance and base compensation policies for executive management and employees, review and approve incentive plans, and to provide oversight of company benefit programs.


--------------------
<F1>  This report shall not be incorporated by reference into any of
      Merchants' previous filings with the Securities and Exchange Commission ("SEC") and shall not be deemed incorporated by reference into any of Merchants' future SEC filings irrespective of any general incorporation language therein.

      Decisions on compensation for executive officers generally are made by Merchants Board of Directors based on recommendations from the Compensation Committee. Pursuant to rules of the Securities and Exchange Commission, set forth below is a report prepared by our Compensation Committee addressing our compensation policies for 2002 as they affected Mr. Boutin, President and CEO, and the other executive officers.

      Compensation Policies Toward Executive Officers. Our compensation program for executive officers consists primarily of two elements, base salary and specific bonuses based on the achievement of defined corporate objectives. The Compensation Committee's executive compensation policies are and will be further designed to provide competitive levels of compensation that integrate pay with our annual and long-term performance goals, reward above average corporate performance, recognize individual initiative and achievements, and assist us in attracting and retaining qualified executives. Levels of executive compensation are set at levels that the Compensation Committee believes to be consistent with others in our industry.

      The Compensation Committee also endorses the position that stock ownership by management and stock-based performance compensation arrangements are beneficial in aligning management and shareholders' interests in the enhancement of shareholder value. Thus, the Committee has and will further incorporate these elements in designing the compensation packages of the Named Principal Officers.

      Relationship of Performance Under Compensation Plans. The
Compensation Committee administers our compensation policy with respect to Named Principal Officers. The two key elements of this policy are base salary and the annual bonus plan.

      Each Named Principal Officer's annual performance review serves as the basis for making adjustments to base salary. Individual performance evaluations are closely tied to achievement of short-term and long-term goals and objectives, individual initiative, team-building skills, level of responsibility and above-average corporate performance. Base salary is keyed to the median of a peer group of regional commercial banks as established from time to time by the Compensation Committee.

      In addition to the base compensation, we have a bonus plan to reward executive officers for accomplishing certain corporate objectives set annually by the Compensation Committee. Bonuses were paid out to executive officers for 2001 performance. Bonuses for 2002 have not yet been determined or paid. See "Summary Compensation Table".

      Long Term Incentive/Stock Option Plan. Our Long Term Incentive/Stock Option Plan permits the Compensation Committee to grant stock options to key personnel. Under the Stock Option Plan, each year, subject to certain limits, a participating executive officer receives stock options, subject to specified limits, with a "value" equal to 50% of his or her base salary. The "value" of the options to be granted will be determined using a widely accepted financial model which determines the value of stock options, known as the "Black-Scholes Method". The exercise price of the options will be determined annually, by our board, and will be no less than fair market value as of the date of the grant. Contractual limits have been reached for all participating executive officers, therefore no options were granted in 2002.

      CEO Compensation. Mr. Boutin acts as our President and CEO pursuant to an employment agreement, dated January 1, 2001, which provides for his employment through December 31, 2003. The terms of Mr. Boutin's contract were negotiated at arms-length. Mr. Boutin's base salary is $200,000 per year through calendar year 2003. See "Employment Agreements."

      Employment Agreements. Certain of the Named Principal Officers have entered into Employment Agreements with Merchants and Merchants Bank. These agreements specify the terms of employment and are discussed below, under the section entitled, "Employment Agreements".

                             Submitted by the Compensation Committee
                                     Robert A. Skiff, Chair
                                     Peter A. Bouyea
                                     Michael G. Furlong

Employment Agreements

      Messrs. Boutin, Tuttle, Havers, Leavitt and Ms. Spitler and Erdman have entered into Employment Agreements with Merchants Bank, each dated January 1, 2001, and each containing substantially identical terms, other than positions, duties and salaries. Mr. Boutin's agreement is with both Merchants and Merchants Bank. These Employment Agreements contain standard terms and conditions typically found in employment agreements for comparable executives, including those terms discussed in this paragraph. Under these Employment Agreements, each of these executive officers is employed for a three-year term ending on December 31, 2003, renewable thereafter for successive one-year terms, unless we notify these individuals that their employment will terminate on December 31, 2003. However, if the executive officer is terminated without "just cause" (as defined in these agreements) or the executive officer resigns for "good reason" (as defined in these agreements), in each case prior to the completion of the term of the Employment Agreement, we have agreed to pay in one lump sum, that executive officer's salary for one year from the date of termination. Executive officers are also eligible under the terms of the Employment Agreements to receive bonuses based upon the achievement of certain corporate objectives. Additionally the Employment Agreements provide for specific grants of stock options under our Stock Option Plan. Contractual limits have been reached for all participating executive officers therefore no options were granted in 2002.

Related Party Transactions

      As described below under "Compensation Committee Interlocks and Insider Participation," we engage in banking transactions with our directors and officers, and with their associates.

      We obtained legal services during 2002, and we anticipate obtaining legal services during 2003, from the firm of Sheehey Furlong & Behm P.C., of which Michael G. Furlong is a principal member. Fees paid to Mr. Furlong's firm by Merchants Bank for services and expenses in 2002 aggregated $55,434. Mr. Furlong is a member of our Board of Directors, is the Chairman of the Merchants Bank Board of Directors and is a member of our compensation committee.

      During 2002, we purchased computer equipment and project management services, on a competitive basis, from SymQuest Group, Inc. valued at $63,064. Patrick S. Robins, who is Chairman of the Board of SymQuest Group, Inc., is a member of our Board of Directors, the Merchants Bank Board of Directors and our audit committee.

      In the opinion of Merchants' management, the terms of the foregoing transactions were no less favorable to Merchants than those it could have obtained from an unrelated party providing comparable premises or services.

Compensation Committee Interlocks and Insider Participation

      Some of the directors and executive officers of Merchants and Merchants Bank, as well as members of their immediate families and the companies, organizations, trusts, and other entities with which they are associated, are, or during 2002 were, also customers of Merchants Bank in the ordinary course of business, or had loans outstanding during 2002, including loans of $60,000 or more, and it is anticipated that such persons and their associates will continue to be customers of and indebted to Merchants Bank in the future. All of these loans were made in the ordinary course of business, did not involve more than normal risk of collectibility or present other unfavorable features, were made on substantially the same terms, including interest rates and collateral, as those prevailing at the same time for comparable transactions with unaffiliated persons and, where required by law, received prior approval by the Merchants Bank Board of Directors. At December 31, 2002, such loans amounted to approximately $7.6 million (.9% of total stockholders' equity). None of these loans to directors, executive officers, or their associates are nonperforming.

      During 2002, our compensation committee included Robert A. Skiff, Chairman, Peter A. Bouyea and Michael G. Furlong, all independent, non-employee directors.

Performance Graph

      A comparison of five-year cumulative total return to Merchants shareholders to a group of bank holding companies selected by us, and to the NASDAQ market index is indicated below. Data is shown both in tabular format and in the following graph. The peer group of bank holding companies consists of the following: Arrow Financial Corporation (AROW); Banknorth Group, Inc. (BKNG); Chittenden Corporation (CNDN); Independent Bank Corp.
(INDB); Granite State Bancshares, Inc. (GSBI) and CNB Financial Corporation
(CNBF).

                  COMPARE FIVE YEAR CUMULATIVE TOTAL RETURN
                      AMONG MERCHANTS BANCSHARES, INC.,
                  RUSSELL 2000 INDEX AND NASDAQ BANK INDEX



                                   [GRAPH]



                    ASSUMES $100 INVESTED ON JAN. 1, 1998
                         ASSUMES DIVIDEND REINVESTED
                      FISCAL YEAR ENDING DEC. 31, 2002


                                                      Fiscal Year Ending
                              -------------------------------------------------------------------
Company                        1997        1998        1999        2000        2001        2002
-------------------------------------------------------------------------------------------------

Merchants Bancshares Inc.     $100.00     $ 79.56     $ 69.68     $ 82.42     $127.86     $124.76
Peer Group Index              $100.00     $ 90.66     $ 75.30     $ 90.72     $114.27     $123.09
Russell 2000 Index            $100.00     $ 97.20     $116.24     $111.22     $112.36     $ 88.11
NASDAQ Bank Index             $100.00     $102.59     $ 96.62     $118.01     $118.01     $120.09

Security Ownership of Certain Beneficial Owners and Management

      The following table sets forth information regarding the ownership of Common Stock as of March 13, 2003, the record date for the annual meeting, by each of our directors and executive officers, including the Named Principal Officers and our directors and executive officers as a group.


                                             Amount and Nature of
               Name                         Beneficial Ownership(1)     Percent of Class
      ----------------------------------------------------------------------------------

      Joseph L. Boutin           (a)(d)          819,627(2)                  13.2%
      Peter A. Bouyea               (a)           85,853(4)                   1.4%
      Charles A. Davis              (b)          416,915(3)                   6.7%
      Jeffrey L. Davis              (a)           37,248(4)(9)                *
      Zoe P. Erdman                 (e)           21,573(10)                  *
      Michael G. Furlong            (a)            6,877(4)                   *
      Thomas R. Havers              (d)           84,115(5)                   1.2%
      Lorilee A. Lawton             (c)            8,384                      *
      Thomas S. Leavitt             (d)           44,306(6)                   *
      Leo O'Brien, Jr.              (a)           36,636(4)(11)               *
      Raymond C. Pecor, Jr.         (a)          225,677(4)(12)               3.6%
      Patrick S. Robins             (a)           47,834(4)                   *
      Robert A. Skiff, Ph.D.        (a)            2,858(4)                   *
      Janet P. Spitler              (d)          230,518(7)                   3.7%
      Michael R. Tuttle             (d)          726,176(8)                  11.7%
      Carole A. Ziter               (c)            7,334                      *

      Directors and Executive
       Officers as a Group                     2,171,349(13)                 35.1%

--------------------
*     Shareholdings represent less than 1.0% of class
(a)   Designates Director of Merchants and Merchants Bank
(b)   Designates Director of Merchants only
(c)   Designates Director of Merchants Bank only
(d)   Designates Named Principal Officer
(e)   Designates Executive Officer of Merchants Bank

NOTES:
<F1>  In accordance with Rule 13d-3 under the Securities Exchange Act of
      1934, shares of Common Stock are shown as beneficially owned if the person named in the table has or shares the power to vote or direct the voting of, or the power to dispose or to direct the disposition of, those shares.
<F2>  Includes 630,585 shares held by the General Educational Fund, Inc., of which Mr. Boutin is a trustee. As a trustee of the fund, Mr. Boutin may be deemed to beneficially own all shares held by the fund because he shares the power to vote and dispose of the shares with the other trustees of the fund. Also includes 114,216 shares that Mr. Boutin may acquire pursuant to the exercise of certain vested stock options.
<F3>  Includes 7,698 shares held in trust for Mr. Davis' two minor sons,
      1,961 shares held directly by Mr. Davis' two minor sons, 15,787 shares held by Mr. Davis as trustee of the Charles and Marna Davis Foundation and 14,664 shares owned by Mr. Davis' spouse.
<F4>  Does not include shares which Messrs. J. Davis, Bouyea, Furlong,
      O'Brien, Pecor, Robins and Skiff have the right to receive on a deferred basis. The shares will be issued to participants pursuant to

                   (footnotes continued on following page)




      agreements made by Merchants Bank in connection with the termination of Merchants Bank's former deferred compensation plan for directors in December 1995. See Note 7 with respect to the voting of these shares.
<F5>  Does not include shares that Mr. Havers has the right to receive on a deferred basis. These shares will be issued to Mr. Havers pursuant to agreements made by Merchants Bank in connection with the termination of Merchants Bank's Executive Salary Continuation Plan in December 1995. See Note 7 with respect to the voting of these stocks. Includes 39,555 shares that Mr. Havers may acquire pursuant to the exercise of certain vested stock options.
<F6>  Includes 32,739 shares that Mr. Leavitt may acquire pursuant to the exercise of certain vested stock options.
<F7>  Includes 202,160 shares held in various trusts related to the
      Merchants Bank's former Deferred Compensation Plan for Directors and the Executive Salary Continuation Plan, both of which were terminated in December 1995. Ms. Spitler has the power to vote these shares on behalf of Merchants and Merchants Bank. Also includes 21,959 shares that Ms. Spitler may acquire pursuant to the exercise of certain vested stock options.
<F8>  Includes 630,585 shares held by the General Educational Fund, Inc., of which Mr. Tuttle is a trustee. As a trustee of the fund, Mr. Tuttle may be deemed to beneficially own all of the fund's shares because he shares the power to vote and dispose of the shares with the other trustees of the fund. Also includes 75,777 shares that Mr. Tuttle may acquire pursuant to the exercise of certain vested stock options.
<F9>  Includes 7,312 shares held in trust for Mr. Davis' minor children and
      1,656 shares held directly by Mr. Davis' minor children.
<F10> Includes 18,834 shares, which Ms. Erdman may acquire pursuant to the exercise of certain vested stock options.
<F11> Includes 30,416 shares held in the Leo O'Brien Trust and 2,099 shares held by O'Brien Brothers.
<F12> Includes 15,000 shares held in the Pecor Family Foundation, 105,914 shares held by Lake Champlain Transportation Company and 24,977 shares held by Lake Realty.
<F13> Includes 630,585 shares held by the General Educational Fund, Inc., of which Messrs. Boutin and Tuttle are trustees. See footnotes 2 and 8 above. Includes 202,160 shares held in various trusts related to Merchants Bank's former Deferred Compensation Plan for Directors and the Executive Salary Continuation Plan, both of which were terminated in December 1995; and 303,080 shares which executive officers may acquire pursuant to the exercise of certain vested stock options.

                            --------------------

Compliance with Section 16(a) of the Securities Exchange Act of 1934

      Section 16(a) of the Securities Exchange Act of 1934 requires our executive officers, directors, and 10% shareholders to file reports of ownership (Form 3) and changes of ownership (Form 4) with respect to Common Stock with the Securities and Exchange Commission. Executive officers, directors and principal shareholders are required to furnish us with copies of all Section 16(a) forms they file. Based upon a review of the filings for 2002 furnished to us, we note that Peter A. Bouyea, a director of Merchants, filed a Form 4 report nine months late with respect to his dividend reinvestment plan with A.G. Edwards, and The General Educational Fund, Inc., a 10% shareholder, filed an amended Form 4 nine months late with respect to the sale of 3,891 shares.

Relationship with Independent Public Accountants

      Our Audit Committee has selected the firm of KPMG LLP independent public accountants as Merchants' auditors for 2003. Merchants has been advised by KPMG LLP that neither it nor any of its members or associates has any relationship with Merchants or Merchants Bank, other than as independent auditors.

      Representatives of KPMG LLP will be present at the annual meeting, will have an opportunity to make any statement that they may desire to make, and will be available to answer appropriate questions from the shareholders.

Report of the Audit Committee(2)

      In 2002, the Audit Committee consisted of four members: Peter A. Bouyea, Chair, Jeffrey L. Davis, Lorilee A. Lawton and Patrick S. Robins and met four times. Each member of the Audit Committee is an "independent" director as currently defined in Rule 4200(a)(15) of the National Association of Securities Dealers' listing standards. The Audit Committee operates under a written charter adopted and approved by the Board of Directors.

      The Audit Committee has reviewed and discussed our audited financial statements for the fiscal year ended December 31, 2002, with our management.

      The Audit Committee has discussed with KPMG LLP the matters required to be discussed by SAS 61 (Codification of Statements on Auditing
Standards, AU [SECTION]380).

      The Audit Committee has received the written disclosures and the letter required from KPMG LLP by Independence Standards Board Standard No. 1 "Independence Discussions with Audit Committees" and has discussed with KPMG LLP their independence.

      Effective March 28, 2002, Merchants dismissed Arthur Andersen LLP ("Arthur Andersen") as its independent public accountants. On that date, Merchants appointed KPMG LLP as independent auditors. These actions were recommended by the Audit Committee and approved by the Merchants Board of Directors.

      Arthur Andersen's reports on Merchants' consolidated financial statements for Merchants' fiscal years ended 2001 and 2000 did not contain an adverse opinion or disclaimer of opinion, nor were they qualified or modified as to uncertainty, audit scope or accounting principles.

      During Merchants' two fiscal years and any interim periods preceding the dismissal of Arthur Andersen, there were no disagreements between Merchants and Arthur Andersen on any matter of accounting principles or practices, financial statement disclosure, or auditing scope or procedure, which disagreement(s), if not resolved to the satisfaction of Arthur Andersen, would have caused it to make a reference to the subject matter of the disagreement(s) in connection with its report.

      During Merchants' two fiscal years and any interim periods preceding the dismissal of Arthur Andersen, there have been no reportable events of the type required to be disclosed by Item 304(a) (1) (v) of Regulation S-K.

      The aggregate fees billed, or to be billed, for professional services rendered for the audit of our annual financial statements for the year ended December 31, 2002, and the reviews of the financial statements included in our Forms 10-Q for that year, were $148,750, including out-of-pocket costs. These fees include $5,500 for an audit of Merchants Bank's collateral maintenance levels as required by the Federal Home Loan Bank of Boston, and the issuance of an attestation report related to Merchants Bank's compliance with the minimum servicing standards set fort in the Mortgage Bankers Association of America's Uniform Single Attestation Program for Mortgage Bankers. The aggregate fees billed for all other services rendered by KPMG LLP for the year ended December 31, 2002 was $14,730. These fees were for tax services.


--------------------
<F2>  This report shall not be incorporated by reference into any of
      Merchants' previous filings with the Securities and Exchange Commission ("SEC") and shall not be deemed incorporated by reference into any of Merchants' future SEC filings irrespective of any general incorporation language therein.

      KPMG LLP did not render any professional services to us in connection with the design or implementation of financial information systems during the year ended December 31, 2002.

      The Audit Committee has considered whether, and has determined that, the provision of the services described above is compatible with maintaining KPMG LLP's independence.

      Based on the review and discussions with management and KPMG LLP described above, the Audit Committee recommended to the Board of Directors that the audited financial statements be included in our Annual Report on Form 10-K for the fiscal year ended December 31, 2002 and for filing with the Securities and Exchange Commission.

                                       Submitted by the Audit Committee

                                       Peter A. Bouyea, Chairman
                                       Jeffrey L. Davis
                                       Lorilee A. Lawton
                                       Patrick S. Robins

Other Matters

      Merchants knows of no additional matters which are likely to be presented for action at the annual meeting other than the proposals specifically set forth in the Notice and referred to in this proxy statement. If any other matter properly comes before the annual meeting for action, it is intended that the persons named in the accompanying proxy and acting under that proxy will vote or refrain from voting in accordance with their best judgment pursuant to the discretionary authority conferred by the proxy.

Submission of Shareholder Proposals for 2003 Annual Meeting

      Shareholders who desire to submit proposals for the consideration of our shareholders at our annual meeting of shareholders in 2004, scheduled to be held on Tuesday, April 28, 2004, will be required, pursuant to a rule of the Securities and Exchange Commission, to deliver any proposal to us on or prior to December 1, 2003. Please forward any shareholder proposals to the Secretary of Merchants at the address indicated below.

Annual Report

      A copy of Merchants' Annual Report on Form 10-K for the year ended December 31, 2002, which includes audited financial statements, has been mailed to all shareholders with this Proxy Statement and has been filed with the Securities and Exchange Commission. The Annual Report is not to be regarded as proxy soliciting material. Additional copies of the Annual Report may be obtained by shareholders without charge on written request to the Secretary of Merchants at the address indicated below.

                         ANNUAL DISCLOSURE STATEMENT

      Pursuant to 12 CFR 350 of the rules and regulations of the Federal Deposit Insurance Corporation, a copy of Merchants Bank's Annual Disclosure Statement may be obtained without charge by contacting the person indicated below. The Annual Disclosure Statement presents Merchants Bank's financial condition and results of operations for the fiscal years ended 2001 and 2002.

                        Merchants Bank
                        Andrew T. Kloeckner, AVP & Compliance Officer 275 Kennedy Drive
                        South Burlington, VT 05403
                        Telephone (802) 658-3400

                                       By Order of the Board of Directors,

275 Kennedy Drive                      Rosemary Scorse
South Burlington, VT 05403             Secretary
                                       Merchants Bancshares, Inc.

                         MERCHANTS BANCSHARES, INC.
                Proxy Solicited by the Board of Directors for
            2002 Annual Meeting of Shareholders on April 29, 2003

The undersigned hereby appoints Andrew T. Kloeckner and John T. Booth, and each of them, proxies, with full power of substitution, to vote at the 2002 Annual Meeting of Shareholders of MERCHANTS BANCSHARES, INC. to be held on April 29, 2003 (including adjournments or postponements thereof), with all powers the undersigned would possess if personally present, as specified on the reverse side of this ballot, on the election of directors and in accordance with their discretion, on any other business that may come before the meeting, and revokes all proxies previously given by the undersigned with respect to shares covered hereby.

This proxy, when properly executed, will be voted in the manner directed herein by the shareholder. If no contrary specification is made, this proxy will be voted FOR the election of the nominees of the Board of Directors and upon such other business as may come before the meeting in the appointed proxies' discretion.

---------------------------------------------------------------------------
              PLEASE VOTE, DATE AND SIGN ON REVERSE AND RETURN
                     PROMPTLY IN THE ENCLOSED ENVELOPE.
---------------------------------------------------------------------------
Please sign exactly as your name(s) appear(s) hereon and return in the enclosed envelope, whether or not you expect to attend the meeting. You may, nevertheless, vote in person if you do attend.
NOTE: Executors, administrators, attorneys, trustees, guardians, etc. should indicate the capacity in which they sign. When stock is held in the name of more than one person, each person should sign the proxy.
---------------------------------------------------------------------------

The undersigned hereby acknowledges receipt of a copy of the accompanying Notice of Annual Meeting of Shareholders and related Proxy Statement.

---------------------------------------------------------------------------
COMMENTS:




---------------------------------------------------------------------------

                      ANNUAL MEETING OF SHAREHOLDERS OF

                         MERCHANTS BANCSHARES, INC.

                               April 29, 2003




                         Please date, sign and mail
                           your proxy card in the
                          envelope provided as soon
                                as possible.

              Please detach and mail in the envelope provided.

---------------------------------------------------------------------------
THE BOARD OF DIRECTORS RECOMMENDS A VOTE "FOR" THE ELECTION OF DIRECTORS.
       PLEASE SIGN, DATE AND RETURN PROMPTLY IN THE ENCLOSED ENVELOPE.
        PLEASE MARK YOUR VOTE IN BLUE OR BLACK INK AS SHOWN HERE [X]
---------------------------------------------------------------------------
1.  Election of Directors.
                                NOMINEES
[ ] FOR ALL NOMINEES            [ ] Joseph L. Boutin
                                [ ] Peter A. Bouyea
[ ] WITHHOLD AUTHORITY          [ ] Charles A. Davis
    FOR ALL NOMINEES            [ ] Lorilee A. Lawton

[ ] FOR ALL EXCEPT
    (See Instructions below)

INSTRUCTION: To withhold authority to vote for any individual nominee(s), mark "FOR ALL EXCEPT" and fill in the circle next to each nominee you wish to withhold, as shown here:
---------------------------------------------------------------------------
2. To transact any other business which may properly come before the meeting or any adjournment or postponement thereof.

Mark box below if an address change or comments has been noted on the reverse side of this card.

Please check here if you have comments or address change. [ ]

Signature of Shareholder________________________________ Date: ____________

Signature of Shareholder________________________________ Date: ____________
Note: This proxy must be signed exactly as the name(s) appear(s) hereon. When shares are held jointly, each holder must sign in order to have a valid proxy vote. When signing as executor, administrator, attorney, trustee or guardian, please give full title as such. If the signer is a corporation, please sign full corporate name by duly authorized officer, giving full title as such. If signer is a partnership, please sign in partnership name by authorized person.

                         MERCHANTS BANCSHARES, INC.
                Proxy Solicited by the Board of Directors for
            2002 Annual Meeting of Shareholders on April 29, 2003

The undersigned hereby appoints Andrew T. Kloeckner and John T. Booth, and each of them, proxies, with full power of substitution, to vote at the 2002 Annual Meeting of Shareholders of MERCHANTS BANCSHARES, INC. to be held on April 29, 2003 (including adjournments or postponements thereof), with all powers the undersigned would possess if personally present, as specified on the reverse side of this ballot, on the election of directors and in accordance with their discretion, on any other business that may come before the meeting, and revokes all proxies previously given by the undersigned with respect to shares covered hereby.

This proxy, when properly executed, will be voted in the manner directed herein by the shareholder. If no contrary specification is made, this proxy will be voted FOR the election of the nominees of the Board of Directors and upon such other business as may come before the meeting in the appointed proxies' discretion.

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              PLEASE VOTE, DATE AND SIGN ON REVERSE AND RETURN
                     PROMPTLY IN THE ENCLOSED ENVELOPE.
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Please sign exactly as your name(s) appear(s) hereon and return in the enclosed envelope, whether or not you expect to attend the meeting. You may, nevertheless, vote in person if you do attend.
NOTE: Executors, administrators, attorneys, trustees, guardians, etc. should indicate the capacity in which they sign. When stock is held in the name of more than one person, each person should sign the proxy.
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The undersigned hereby acknowledges receipt of a copy of the accompanying
Notice of Annual Meeting of Shareholders and related Proxy Statement.

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COMMENTS:




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

                      ANNUAL MEETING OF SHAREHOLDERS OF

                         MERCHANTS BANCSHARES, INC.

                               April 29, 2003

                                   401(k)




                         Please date, sign and mail
                           your proxy card in the
                          envelope provided as soon
                                as possible.

              Please detach and mail in the envelope provided.

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THE BOARD OF DIRECTORS RECOMMENDS A VOTE "FOR" THE ELECTION OF DIRECTORS.
       PLEASE SIGN, DATE AND RETURN PROMPTLY IN THE ENCLOSED ENVELOPE.
        PLEASE MARK YOUR VOTE IN BLUE OR BLACK INK AS SHOWN HERE [X]
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1.  Election of Directors.
                                NOMINEES
[ ] FOR ALL NOMINEES            [ ] Joseph L. Boutin
                                [ ] Peter A. Bouyea
[ ] WITHHOLD AUTHORITY          [ ] Charles A. Davis
    FOR ALL NOMINEES            [ ] Lorilee A. Lawton

[ ] FOR ALL EXCEPT
    (See Instructions below)

INSTRUCTION: To withhold authority to vote for any individual nominee(s), mark "FOR ALL EXCEPT" and fill in the circle next to each nominee you wish to withhold, as shown here:
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2.  To transact any other business which may properly come before the meeting or any adjournment or postponement thereof.

Mark box below if an address change or comments has been noted on the reverse side of this card.

Please check here if you have comments or address change. [ ]

Signature of Shareholder________________________________ Date: ____________

Signature of Shareholder________________________________ Date: ____________
Note: This proxy must be signed exactly as the name(s) appear(s) hereon. When shares are held jointly, each holder must sign in order to have a valid proxy vote. When signing as executor, administrator, attorney, trustee or guardian, please give full title as such. If the signer is a corporation, please sign full corporate name by duly authorized officer, giving full title as such. If signer is a partnership, please sign in partnership name by authorized person.

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